                                                                    EXHIBIT 10.3

                                 JOINDER AGREEMENT


       THIS JOINDER AGREEMENT, effective in all respects as of the 31st day of October 2000, is by and among ADVANCED BIOSYSTEMS, INC., a Delaware corporation (the "Co-Borrower"), UNITED BANK, a Virginia banking corporation (the "Bank"), HADRON, INC., a New York corporation, AVENUE TECHNOLOGIES, INC., a Virginia corporation, VAIL RESEARCH AND TECHNOLOGY CORPORATION, a Virginia corporation, SYCOM SERVICES, INC., a Delaware corporation, and ENGINEERING & INFORMATION SERVICES, INC., a Virginia corporation (collectively, the "Borrower"); and JON
M. STOUT (the "Guarantor").

                                 WITNESSETH THAT:

       WHEREAS, the Bank is the owner and holder of (i) that certain Revolving Commercial Note dated October 31, 2000, made by the Borrower and payable to the order of the Bank, in the original principal amount of One Million Five Hundred Thousand and no/100 Dollars ($1,500,000.00) and bearing interest and being payable in accordance with the terms and conditions therein set forth (the "Revolving Note"); and (ii) that certain Commercial Note dated June 29, 1999, made by the Borrower and payable to the order of the Bank, in the original principal amount of One Million Five Hundred Thousand and no/100 Dollars ($1,500,000.00) and bearing interest and being payable in accordance with the terms and conditions therein set forth (the "Term Note") (the Revolving Note and the Term Note being sometimes referred to herein collectively as the "Notes"); and

       WHEREAS, the Notes are issued pursuant to the terms of a certain Loan and Security Agreement dated June 29, 1999, between the Borrower and the Bank (as amended by a certain First Modification and Extension Agreement dated as of April 12, 2000, a Second Modification Agreement dated as of August 23, 2000, and a Third Modification and Extension Agreement dated October 31, 2000, the "Loan Agreement"); and

       WHEREAS, the Co-Borrower has agreed to assume liability for the payment of, and obligations under, the Loan Agreement, the Notes and the Loan Documents (as defined in the Notes).

       NOW, THEREFORE, for Ten Dollars ($10.00) and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

       1. The Co-Borrower hereby assumes and agrees to be jointly and severally personally liable for payment of each of the Notes and each installment thereon, and all amounts due under the Loan Agreement, as and when the same shall become due and payable, whether by acceleration or otherwise, and for the performance when due of each of the terms, conditions, covenants and obligations set forth in the Loan Agreement, the Notes and said Loan Documents.

       2. The parties hereto hereby acknowledge that the outstanding principal balance of the Revolving Note as of the effective date hereof is $__________________, and the outstanding principal balance of the Term Note as of the effective date hereof is $__________________, and that there are no set-offs or defenses against either of the Notes or the Loan Agreement.

       3. Further to induce the Bank to accept this Joinder Agreement, the Borrower hereby reaffirms the representations and warranties set forth in
Section V of the Loan Agreement and the Co-Borrower hereby makes the representations and warranties of the Borrower set forth in Section V of the Loan Agreement as to itself.

       4. The Guarantor joins in this Joinder Agreement for the purpose of signifying his consent hereto and acknowledges and agrees that there are no set-offs or defenses against his guaranty and that his guaranty of the Notes shall apply to the Notes as modified hereby.

       5. This Joinder Agreement shall be governed in all respects by the law of the Commonwealth of Virginia and shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, personal representatives, successors and assigns.

       WITNESS the following signatures and seals effective as of the day and year first hereinabove written.


                              HADRON, INC.                   [SEAL]


                              By: ____________________________________
                                    Name:
                                    Title:


                              AVENUE TECHNOLOGIES, INC.      [SEAL]



                              By: ____________________________________
                                    Name:
                                    Title:


                              VAIL RESEARCH AND TECHNOLOGY CORPORATION
                                                             [SEAL]


                              By: ____________________________________
                                    Name:
                                    Title:

                              SYCOM SERVICES, INC.           [SEAL]



                              By: ____________________________________
                                    Name:
                                    Title:


                              ENGINEERING & INFORMATION SERVICES, INC.  [SEAL]



                              By: ____________________________________
                                    Name:
                                    Title:



                              ADVANCED BIOSYSTEMS, INC.              [SEAL]



                              By: ____________________________________
                                    Name:
                                    Title:



                              __________________________________     [SEAL]
                              JON M. STOUT

                              UNITED BANK                            [SEAL]



                              By: ____________________________________
                                    Louise M. Wager,
                                    Senior Vice President

                                      -3-